UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2024

Morgan Stanley

(Exact Name of Registrant

as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series Q, $0.01 par value	MS/PQ	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Morgan Stanley (the "Company") announced the election of Edward Pick, Chief Executive Officer of the Company, to the position of Chairman of the Board of Directors, effective January 1, 2025. The Company also announced that James P. Gorman was named Chairman Emeritus, a non-director honorary designation, effective January 1, 2025.

A copy of the press release relating to this announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Gorman has agreed to serve as a non-employee advisor to the Company beginning January 1, 2025 through the end of 2026, working with respect to matters in which the Company desires to benefit from the experience, expertise and relationships he developed over his 14-year Chief Executive Officer tenure to enhance Morgan Stanley’s business and impact globally. In connection with this engagement, the Board approved the following arrangement for the two-year term: an annual fee of $400,000, continuation of current health benefits, access to a car and driver, office and administrative support for Company business, and, pursuant to the Bylaws of the Company, in his capacity as advisor to the Company, rights with respect to the indemnification and advancement of expenses of directors and officers of the Company. This arrangement may be terminated by the Board in its discretion at any time and is subject to renewal at the Board’s option.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Morgan Stanley dated October 24, 2024
101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBL”)
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	October 24, 2024	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary